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                                                                    EXHIBIT 23.2

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report, dated May 14, 1999, included and incorporated by reference in this Form 10-K, into the Company's previously filed Form S-3 Registration Statement, File No. 333-85507.

HOLLANDER, LUMER & CO. LLP

Los Angeles, California
April 24, 2000